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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2001


                      CONSECO FINANCE SECURITIZATIONS CORP.
                                 as Depositor of
          Conseco Finance Recreational Enthusiast Consumer Trust 2001-A
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 333-91557-01                41-2018457
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(State or other jurisdiction     (IRS employer           (Commission File No.)
     of incorporation)         Identification No.)


  300 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 1.       Changes in Control of Registrant.
              --------------------------------

                  Not applicable.

Item 2.       Acquisition or Disposition of Assets.
              ------------------------------------

                  Not applicable.

Item 3.       Bankruptcy or Receivership.
              --------------------------

                  Not applicable.

Item 4.       Changes in Registrant's Certifying Accountant.
              ---------------------------------------------

                  Not applicable.

Item 5.       Other Events.
              ------------

                  Not applicable.

Item 6.       Resignations of Registrant's Directors.
              --------------------------------------

                  Not applicable.

Item 7.       Financial Statements and Exhibits.
              ---------------------------------

                  (a)      Financial statements of businesses acquired.

                           Not applicable.

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c)      Exhibits.

                           The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

                           Exhibit No.      Description
                           -----------      -----------

                           99.1 Computational Material of Credit Suisse First Boston Corporation, dated October 24, 2001, distributed in connection with $410,900,000 (approximate) Class A, Class A-PPIO, Class M and Class B Notes issued by the Conseco Finance Recreational Enthusiast Consumer Trust 2001-A

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONSECO FINANCE SECURITIZATIONS CORP.


                                    By: /s/ Timothy R. Jacobson
                                        ---------------------------------------
                                        Timothy R. Jacobson
                                        Vice President and Assistant Treasurer

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